EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 on Form 10-K/A to the annual report on Form 10-K of Raymond James Financial, Inc. for the year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, we hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, our financial condition and results of operations.

/s/ PAUL C. REILLY
Paul C. Reilly
Chief Executive Officer
November 19, 2010

/s/ JEFFREY P. JULIEN
Jeffrey P. Julien
Executive Vice President - Finance
and Chief Financial Officer
November 19, 2010